EXHIBIT 10.6

              FIRST AMENDMENT TO CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), made as of the 17th day of November, 1997, among WINSTON HOTELS, INC., a North Carolina corporation (the "Company"), WINN LIMITED PARTNERSHIP, a North Carolina limited partnership (the "Partnership"), WACHOVIA BANK, N.A., formerly known as Wachovia Bank of Georgia, N.A., as Administrative Agent (the "Administrative Agent"), and the Banks listed on the signature pages hereof, as Lenders (the "Banks").

                           WITNESSETH

     WHEREAS, the Company, the Partnership, the Banks, the Collateral Agent and the Administrative Agent are parties to that certain Credit Agreement, dated as of October 29, 1996,
(as heretofore amended or modified, the "Credit Agreement") (capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement), pursuant to which, inter alia, the Banks have agreed to make loans to the Company and the Partnership on the terms and conditions set forth therein;

     WHEREAS, pursuant to a certain Letter, dated as of October 19, 1997, executed by the Banks and the Agents and acknowledged and agreed to by the Company and the Partnership (the "Consent Letter"), the Banks consented to the Company's and Partnership's consent to Winston Hospitality, Inc.'s entering into the Transaction Documents (as therein defined);

     WHEREAS, the Consent Letter contemplated the entry by the Company and the Partnership into an agreement in a form satisfactory to the Agents, the Banks, the Company and the Partnership amending the provisions of the Credit Agreement so as to permit the Transaction (as defined in the Consent Letter), and the Company and the Partnership desire to enter into this Amendment;

     NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, the parties hereby agree that the Credit Agreement is hereby amended as follows:


                         A.  AMENDMENTS

     1. Section 1.01 of the Credit Agreement is hereby amended by replacing the definition of "Lessee" with the following:

               "Lessee" means CapStar Management Company, L.P., a
          Delaware   Limited  Partnership,  its  successors   and
          assigns, or any other party operating a Hotel pursuant to a Lease.

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     2.    The  Line  Availability Amount (that  is,  the  amount
available to the Borrower under the Credit Agreement) has been previously determined on the basis of the lesser of the "Loan to Value Amount" and the "Cash Flow Amount." In connection with the substitution of CapStar Management Company L.P. as Lessee, the Banks have agreed that the Line Availability Amount shall be determined exclusively on the basis of the Cash Flow Amount, and that the Loan to Value Amount shall no longer be utilized to determine the Line Availability Amount.

     Accordingly, each and every reference to the Loan to Value Amount in the Credit Agreement is deleted. The foregoing deletions include the reference to "Loan to Value Amount" in the definitions in Section 1.01 and also include references to "Loan to Value Amount" in Section 2.01(b) and Section 3.02(a) of the Credit Agreement.

     3. Section 6.01 of the Credit Agreement is amended by deleting the present text of clause (l) and substituting in lieu therefor the following:

          (l) The Lessee shall replace the Franchisor of a Hotel without the prior written consent of the Banks.

     4. Section 6.01 of the Credit Agreement is hereby amended by deleting "thirty days" in clause (m) and substituting in lieu therefor "sixty days."

     5. Section 6.01 of the Credit Agreement is amended by adding the following as new clause (n) thereto:

          (n) A Franchisor declares an event of default under its Franchise Agreement or exercises default remedies upon the occurrence of a default by the Lessee under the Franchise Agreement, which, in the judgment of the Banks, might adversely affect the operation of the applicable Hotel.


                    B.  CONDITIONS PRECEDENT

     The effectiveness of this Amendment is conditioned upon the following conditions having been satisfied:

          (1)   the Subordination Agreements described in Exhibit
     A attached hereto and incorporated herein by reference shall have been terminated.

          (2) the Banks and CapStar shall have executed and delivered the Subordination Nondisturbance and Attornment Agreement in favor of CapStar Management, L.P. ("CapStar") in the form of Exhibit B attached hereto and incorporated herein by reference.

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          (3)   The  Collateral  Agent shall  have  received  the
     following, each dated as of the Closing Date (unless otherwise noted), in form and substance satisfactory to the Banks in sufficient copies for each Bank:

               (a)  A duly executed original of this Amendment;

               (b) A copy of the Transaction Documents, together with all exhibits and schedules thereto certified as true and correct by an officer of the Company on its own behalf and as general partner of the Partnership and evidence that the Transaction Documents are in full force and effect and have not been amended, modified or supplemented and that all conditions precedent to the Transaction Documents have been fully satisfied or waived; and

          (4) all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all other documents incident thereto or delivered in connection therewith shall be satisfactory in form and substance to each Bank.


                  C.  REAFFIRMATION OF CONSENT

     Notwithstanding any other provision in the Credit Agreement, the Banks hereby consent to

          (1) the consent by the Company and the Partnership, to the execution and delivery of the Transaction Documents by Winston Hospitality, Inc.; provided, however, that nothing in this clause shall be construed as consent by the Banks to any other matter arising or action taken by the Company or the Partnership which is not expressly addressed in this Amendment.

          (2)   the Amendments to the Leases described on Exhibit
     C attached hereto and incorporated herein by reference.


                       D.  MISCELLANEOUS

     1. Nothing in this Agreement shall be construed to constitute a novation of the indebtedness evidenced by the Credit Agreement or any other indebtedness arising under the Loan Documents related thereto, or to release, satisfy, discharge or otherwise affect or impair in any manner whatsoever (i) the validity or enforceability of the indebtedness evidenced by the Credit Agreement; (ii) the charges, liens, pledges, security interests, assignments and conveyances affected by the Loan Documents or any other agreement securing the indebtedness evidenced by the Credit Agreement, or the priority thereof; (iii) the liability of the Company and the Partnership under the Credit Agreement and all other Loan Documents or any other person that may now or hereafter be liable under the Credit Agreement and the other Loan Documents or any agreement securing the same; and (iv) any other security or instrument now or hereafter held by the Collateral Agent or the

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Banks as security for or as evidence  of any of the indebtedness evidenced by the Credit Agreement. Without limiting the foregoing, the Agents and the Banks hereby reserve any and all legal rights and remedies available to them at law, in equity, under the Credit Agreement and all other Loan Documents.

     2.     The  Company  and  the  Partnership  shall  pay   all
reasonable costs, expenses, taxes and fees incurred by the Administrative Agent, the Collateral Agent, and the Banks in connection with the negotiation, preparation, execution and delivery of this Amendment, and all other documents and certificates executed in connection herewith, including, without limitation, the disbursements and reasonable professional fees actually incurred of counsel to the Agents. To the extent that any such fees and expenses are subject to value added taxes, such taxes will be paid by the Company and the Partnership.

     3.    The  Company  and the Partnership  agree  to  protect,
indemnify and save harmless the Administrative Agent, the Collateral Agent and each Bank, and all directors, officers, employees and agents of the Agent, the Collateral Agent and each Bank, from and against any and all (i) claims, demands and causes of action of any nature whatsoever brought by any person or entity not a party to this Amendment and arising from or related or incident to this Amendment or any other Loan Document, (ii) costs and expenses incident to the defense of such claims, demands and causes of action, including, without limitation, attorneys' fees, and (iii) liabilities, judgments, settlements, penalties and assessments arising from such claims, demands and causes of action, provided such claims, costs and liabilities are not the result of the gross negligence or willful misconduct of such Administrative Agent, such Collateral Agent or such Bank. The indemnity contained in this Section shall survive the termination of the Credit Agreement, as amended hereby.

     4.    Except  as expressly set forth herein, this  Amendment
shall be deemed not to waive or modify any provision of the Credit Agreement, and all terms of the Credit Agreement, as amended hereby, shall be and shall remain in full force and effect and shall constitute legal, valid, binding and enforceable obligations of the Company and the Partnership to the Administrative Agent and the Collateral Agent and the Banks. All references to the Credit Agreement shall hereinafter be references to the Credit Agreement as amended by this Amendment.

     5.    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED  IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA AND  ALL
APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     6. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     7. This Amendment shall be binding on, and shall inure to the benefit of, the successors and assigns of the parties hereto.

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     8.    In the event that any part of this Agreement shall  be
found to be illegal or in violation of public policy, or for any reason unenforceable at law, such finding shall not invalidate any other part thereof.

     9.   TIME IS OF THE ESSENCE UNDER THIS AGREEMENT.

     10. The parties agree that their signatures by telecopy or facsimile shall be effective and binding upon them as though executed in ink on paper but that the parties shall exchange original ink signatures promptly following any such delivery by telecopy or facsimile.

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     IN WITNESS WHEREOF, the Company, the Partnership, the Banks,
the Administrative Agent and the Collateral Agent have caused this Amendment to be executed under seal by their duly authorized officers the day and year first above written.

                         WACHOVIA BANK, N.A.,
                         as Collateral Agent and Bank



                         By: /s/ Robert Gillis
                            --------------------------
                              Vice President


                         WACHOVIA BANK, N.A.,
                         as Administrative Agent



                         By: /s/ Robert Gillis
                            --------------------------
                              Vice President


                         BRANCH BANKING AND TRUST COMPANY,
                         as Bank



                         By: /s/ Richard E. Fowler
                            --------------------------
                              Senior Vice President


                         NATIONSBANK, N.A.,
                         as Bank



                         By: /s/ Jeffrey B. Hoyle
                            -------------------------
                              Senior Vice President




   SIGNATURE PAGE TO FIRST AMENDMENT TO THE CREDIT AGREEMENT

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                         SOUTHTRUST BANK, N.A.,
                         as Lender



                         By: /s/ John Pierce
                            -------------------------
                              Vice President


                         WINSTON HOTELS, INC.
[CORPORATE SEAL}

ATTEST:
/s/ Brenda G. Burns      By: /s/ Robert W. Winston, III
--------------------        ----------------------------
Assistant Secretary           President




                         WINN LIMITED PARTNERSHIP, a North
                         Carolina limited partnership

                         By: WINSTON HOTELS, INC., General Partner
[CORPORATE SEAL]

ATTEST:
/s/ Brenda G. Burns           By: /s/ Robert W. Winston, III
--------------------             ---------------------------
Assistant Secretary                Vice President









   SIGNATURE PAGE TO FIRST AMENDMENT TO THE CREDIT AGREEMENT